UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report

May 11, 2015

(Date of earliest event reported)

SABINE OIL & GAS CORPORATION

(Formerly Forest Oil Corporation)
(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1415 Louisiana, Suite 1600

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(832) 242-9600

(Registrant’s telephone number, including area code))

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                               Results of Operations and Financial Condition.

On May 11, 2015, Sabine Oil & Gas Corporation issued a press release, furnished hereto as Exhibit 99.1 and incorporated herein by reference, announcing its financial and operational results for the quarter ended March 31, 2015.  The press release contains certain non-GAAP financial information.  The reconciliation of such information to GAAP financial measures is included in the press release.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

ITEM 9.01.          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
99.1	Press Release dated May 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 11, 2015	SABINE OIL & GAS CORPORATION

	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Senior Vice President, Land & Legal, General Counsel, Chief Compliance Officer and Secretary